Prudential's Gibraltar Fund
STATEMENT OF ADDITIONAL INFORMATION • APRIL 20, 2023 (as reissued May 31, 2023)
This Statement of Additional Information (SAI) of Prudential's Gibraltar Fund, Inc. (the Fund) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated April 20, 2023 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Fund's Prospectus.
The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2022 Annual Report (File No. 811-01660). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.
The Fund offers a single class of shares.

GIB SAI 2023

Table of Contents
3	FUND HISTORY
3	About the Fund
4	Fund Investments & Risks
4	MORE DETAILS ABOUT Fund Investments AND RISKS
9	Investment Restrictions
11	FUND MANAGEMENT
11	Portfolio Management
23	Investment Advisory & Other Services
23	Manager & Subadviser
24	SEC Order
25	Other Service Providers
27	OTHER INFORMATION
27	Brokerage Allocation & Other Practices
28	Code of Ethics
28	Taxation of the Fund
29	Proxy Voting Policies & Recordkeeping Procedures
32	Disclosure of Portfolio Holdings
33	Control Persons & Principal Holders of Securities
34	Financial Statements

FUND HISTORY
About the Fund
The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

Fund Investments & Risks
MORE DETAILS ABOUT Fund Investments AND RISKS
The Fund’s investment strategies and corresponding risks, as identified in the prospectus, are discussed in more detail below. The Fund’s exposure to cybersecurity risk, foreign market disruption, and geopolitical risks is also discussed below.
SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund; (2) the borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Fund at any time. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL) serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program. For more information about GSAL, see the “Other Service Providers—Securities Lending Agent” section later in this SAI.
The Fund may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Fund will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Fund may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Fund bears the risk that there may be a delay in the return of the securities which may impair the Fund’s ability to exercise such rights.
ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In addition to the Fund’s 15% limit on illiquid investments, the Fund is subject to Rule 22e-4 under the Investment Company Act of 1940 (the 1940 Act). Pursuant to Rule 22e-4, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments.
The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the PGIM Investments LLC (PGIM Investments, the Manager, or the Investment Manager) to administer the Fund’s liquidity risk management program and related procedures. The limits on the Fund’s investments in illiquid investments are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.
The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended (the 1933 Act), and are called Rule 144A securities. Securities classified as liquid investments under these procedures are not subject to the limits on the Fund’s investment in illiquid investments.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.
WARRANTS. The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if, after giving effect to such purchase, the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.
TEMPORARY DEFENSIVE POSITION. The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits, and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.
In addition, the Fund may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
LIBOR AND OTHER REFERENCE RATES. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (LIBOR), European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), or other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value (NAV).
At the end of 2021, the United Kingdom's Financial Conduct Authority and the administrator of LIBOR ceased publication of many of its LIBOR settings. The most widely used LIBOR setting (U.S. dollar LIBOR) may continue to may continue to be provided on a representative basis until June 30, 2023. As a result of guidance from regulators, some market participants have ceased entering into new LIBOR contracts with limited exceptions, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the cessation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Markets continue to develop and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. The termination of Reference Rates, such as LIBOR, and any such effects of a termination as well as other unforeseen events, presents significant financial risks to the Fund.
INFECTIOUS ILLNESS RISK. The Fund or the securities in which the Fund invests may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
An outbreak of an infectious respiratory illness, the novel coronavirus disease (COVID-19), that was first detected in 2019 continues to spread globally. The COVID-19 pandemic and the related governmental and public responses have resulted in, and may continue to result in, numerous disruptions in the market and have had, and may continue to have, an impact on the Fund's investments and net asset value(s). The COVID-19 pandemic and the related responses have led, and may continue to lead, to increased market volatility and the potential for illiquidity in certain classes of securities, sectors and markets.
Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The occurrence, reoccurrence, and pendency of other epidemics and pandemics could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Such impacts may be short term or may last for an extended period of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects.
INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies including exchange traded funds. In accordance with the 1940 Act, the Fund generally may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund generally may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1 and 12d1-3 promulgated by the SEC under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters, or similar interpretation.
As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investments in which the Fund invests may not meet their investment objectives.
CYBERSECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Fund is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cybersecurity” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cybersecurity is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cybersecurity risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cybersecurity failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.

In addition to direct impacts on Fund shareholders, cybersecurity failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. The Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cybersecurity failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cybersecurity threats. Although the Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cybersecurity plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests. The Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate its NAVs in a timely manner, including over a potentially extended period. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) CONSIDERATIONS. Certain environmental, social and governance (“ESG”) factors may be considered by the Fund’s subadviser in making investment decisions for the Fund. ESG factors are only one of many considerations the subadviser may evaluate for any potential investment and the extent to which ESG factors will affect a decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. ESG factors, either quantitative or qualitative, may be utilized by the subadviser as a component of its investment process to implement the Fund’s investment strategy in pursuit of its investment objective. ESG considerations may affect the Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of the Fund. The subadviser’s consideration of ESG factors may also impact the Fund’s performance relative to similar funds that do not consider ESG factors. Because ESG factors may be used as one part of an overall investment process, the subadviser may still invest in securities of issuers that are not considered ESG-focused or that may be viewed as having a high ESG risk profile. Investors can differ in their views of what constitutes positive or negative ESG factors. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG factors are expected to evolve over time and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, the subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the Fund’s performance.
FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the global outbreak of the novel coronavirus disease (COVID-19) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). In December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. Aspects of the EU-United Kingdom trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the EU and the United Kingdom.

Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. Even with a new trading relationship having been established, there will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Fund’s investments. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.
The Fund may invest in securities issued by companies located in Russia, Ukraine or eastern Europe in general. Such securities markets suffers from a variety of problems described above in “FOREIGN INVESTMENT RISKS” not encountered in more developed markets. The inexperience of such securities markets and the limited volume of trading in securities in such markets may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but are expected to be significant. Any disruptions caused by military or other actions in the region (including cyber attacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs, or cyber attacks on foreign governments in the region, companies headquartered or operating in the region, or individuals living and/or working in the region, including politicians, may impact the local economy and issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs, or cyber attacks on foreign governments or companies in the region may impact the local economy and issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain commodities, such as oil and natural gas, as well as other sectors of the local economy in the region, and may likely have collateral impacts on such sectors globally. Additional information about risks related to investments in Russia is included in the section below labeled “RUSSIAN FEDERATION INVESTMENT RISK”.
RUSSIAN FEDERATION INVESTMENT RISK. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities market, and should be considered highly speculative. Risks include: economic, political and social instability; the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; devaluation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market; and the imposition of sanctions and other similar measures. There can also be no assurance that the Fund’s investments in the Russian securities market would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain Russian commodities and may likely have collateral impacts on markets globally.  The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the ruble against the U.S. dollar, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including terror attacks, cyber attacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyber attacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and the Fund’s investments in Russian securities.  As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism, armed conflict or government interventions (such as the imposition of sanctions or other governmental restrictions on trade) causing disruptions of Russian oil and gas exports could negatively impact the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies.
As a result of political and military actions undertaken by Russia, the United States and many other countries (Sanctioning Bodies) have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). These sanctions include, but are not limited to: a prohibition on doing business with certain Russian companies, officials, and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications “SWIFT,” the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. These sanctions and the resulting market environment could result in the immediate freeze of Russian securities, commodities, resources, and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions.
Russia’s invasion of Ukraine, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. Any of these events could negatively impact the Fund’s investment in Russian securities. These sanctions have the possibility of impairing the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, these sanctions may require the Fund to freeze its existing investments in Russian securities, thereby prohibiting the Fund from buying, selling, receiving or delivering those securities or other financial instruments. It is also possible that any counter measures or retaliatory action by Russia could further impair the value and liquidity of securities issued by Russian companies and may have an impact on the economies of other European countries and globally as well. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
The Russian government may exercise substantial influence over many aspects of the Russian private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has taken bold steps, including military actions and alleged state sponsored cyber attacks against foreign companies and governments, to reassert its regional geopolitical influence. Such steps may increase tensions between Russia, its neighbors and Western countries, and may negatively affect its economic growth.
Investment Restrictions
Listed below are certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.
(1) The Fund does not underwrite the securities of other insurers, except where it may be deemed to be an “underwriter” for purposes of the 1933 Act, in connection with the registration and/or sale of any illiquid securities it holds.
(2) The Fund does not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options.
(3) The Fund does not purchase securities on margin; provided that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and that the deposit or payment of money of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin.
(4) The Fund does not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1∕3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction.
(5) The Fund does not issue senior securities, except as permitted under the 1940 Act and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security.
(6) The Fund does not buy or sell real estate, although the Fund may buy or sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate, and the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
(7) The Fund will not make loans, except loans of the Fund's assets, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations. The following shall not be considered the making of a loan: the acquisition of bonds, debentures or other debt instruments, or participations or other interests therein; or investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to the foregoing.

(8) The Fund will not concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry).
The Fund also follows the following non-fundamental investment restrictions, which may be changed with approval of the Fund's Board:
(1) The Fund will not invest in futures contracts or related options.
(2) The Fund does not sell short, or buy, sell or write put or call options or combinations of such options.
(3) The Fund does not invest for the purpose of exercising control or management.

FUND MANAGEMENT
Portfolio Management
The table below provides additional information concerning other accounts managed by the individuals who serve as the Fund's portfolio managers. Information provided is as of December 31, 2022. Figures appearing in italics typeface denote accounts for which compensation is based on performance. Following the table is an explanation of the policies of Jennison Associates LLC (or Jennison) with respect to portfolio manager compensation and portfolio manager conflicts of interest.
Other Accounts Managed by the Portfolio Managers
Subadviser	Portfolio Manager	Registered Investment Companies/Market Value (Thousands)	Other Pooled Investment Vehicles/Market Value (Thousands)	Other Accounts/Market Value (Thousands)*	Ownership of Fund Securities
Jennison Associates LLC	Blair A. Boyer	16/$46,809,594 1/$8,824,449	8/$8,479,224	25/$5,976,953	None
	Kathleen A. McCarragher	21/$48,054,631 1/$8,824,449	9/$8,825,131	10/$1,270,702	None
	Natasha Kuhlkin**	18/$35,452,022	11/$8,734,397	29/$2,113,434	None
* Other Accounts excludes the assets and number of accounts that are managed using model portfolios.
** Natasha Kuhlkin was added as a portfolio manager of the Fund as of March 30, 2023.
Jennison Associates LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
◾
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
◾
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
◾
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
◾
Qualitative factors such as teamwork and responsiveness;
◾
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

◾
Historical and long-term business potential of the product strategies.
Potential Conflicts of Interest
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. We also permit securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
◾
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (“IPOs”) and new issues, and the allocation of transactions across multiple accounts.
◾
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
◾
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
◾
Jennison has adopted a code of ethics and policies relating to personal trading.
◾
Jennison has adopted a conflicts of interest policy and procedures.
◾
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
MANAGEMENT OF THE FUND
Information pertaining to the Directors and officers of the Fund is set forth below. The Directors are also referred to as “Board Members.” Board Members who are not deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members oversee the operations of the Fund and appoint officers who are responsible for the day-to-day business decisions based on policies set by the Board.
Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 63
Chief Financial Officer of Grace Church School
(since September 2019); President, Candide
Business Advisors, Inc. (since 2011); formerly
Senior Managing Director of Brock Capital
(2014-2019); formerly Vice Chairman
(2013-2017), Senior Vice President and Chief
Financial Officer (2007-2012) and Vice
President of Strategic Planning and Treasurer
(2002-2007) of Sheridan Broadcasting
Corporation; formerly President of Sheridan
Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE:
NEP) (since February 2015); Member of the
Board of Directors, Hubbard Radio, LLC (since
2011); formerly Chairman (2011-2014),
formerly Presiding Director (2014-2017) and
currently a Member (2007-present) of the Board
of Directors, Broadcast Music, Inc.; formerly
Member of the Board of Directors, The
MacDowell Colony (2010-2021).
Since February 2011

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Sherry S. Barrat 1949 No. of Portfolios Overseen: 63
Formerly Vice Chairman of Northern Trust
Corporation (financial services and banking
institution) (2011-June 2012); formerly
President, Personal Financial Services, Northern
Trust Corporation (2006-2010); formerly
Chairman & CEO, Western US Region, Northern
Trust Corporation (1999-2005); formerly
President & CEO, Palm Beach/Martin County
Region, Northern Trust.
		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 63
Chairman of the Board of Fellows of Weill
Cornell Medicine (since 2014); Director of Apollo
Global Management, Inc. (since 2022); formerly
Chief Executive Officer (1999-2013) of National
Financial Partners (independent distributor of
financial services products).
		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 63
Trinity Investors (since September 2014);
formerly, Managing Director of Cappello
Waterfield & Co. LLC (2011-2014); formerly Vice
Chair, Global Research, J.P. Morgan (financial
services and investment banking institution)
(June 2008-January 2009); formerly Global
Director of Equity Research, Bear Stearns & Co.,
Inc. (financial services and investment banking
institution) (1995-2008); formerly Associate
Director of Equity Research, Bear Stearns & Co.,
Inc. (1987-1995).
		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 63
Formerly Group Managing Director, International
Expansion and Regional Managing Director,
Americas of Vistra (June 2018-June 2019);
formerly Chief Executive Officer and Director of
Radius (2016-2018); formerly Senior Vice
Chairman (January 2015-October 2015) and
Chief Executive Officer (January 2010-December
2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson
Public Limited Company (WTW) (since April
2023); Chairman of the Board of Auxadi Holdco,
S.L. (since February 2022); Non-Executive
Director of Auxadi Holdco, S.L (since November
2020); Non-Executive Director of Stout (since
January 2020); formerly Non-Executive Director
of Clyde & Co. (January 2020-June 2021);
Formerly Non-Executive Chairman (September
2019-January 2021) of Litera Microsystems.
Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 63
Director of ICI Mutual Insurance Company (June
2020-present; June 2016-June 2019); formerly
Chief Administrative Officer (September
1999-September 2009) and Executive Vice
President (December 1996-September 2009) of
PGIM Investments LLC; formerly Executive Vice
President (March 1999-September 2009) and
Treasurer (May 2000-September 2009) of
Prudential Mutual Fund Services LLC; formerly
President (April 1999-December 2008) and
Executive Vice President and Chief Operating
Officer (December 2008-December 2009) of
Prudential Investment Management Services
LLC; formerly Chief Administrative Officer,
Executive Vice President and Director (May
2003-September 2009) of AST Investment
Services, Inc.
		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O'Brien 1950 No. of Portfolios Overseen: 63
Chairman, Chief Executive Officer and President
of Sterling Bancorp (since June 2020);
Chairman, Chief Executive Officer and President
of Sterling Bank and Trust, F.S.B.; formerly Vice
Chairman of Emigrant Bank and President of its
Naples Commercial Finance Division (October
2018-March 2020); formerly Director, President
and CEO Sun Bancorp, Inc. N.A. (NASDAQ:
SNBC) and Sun National Bank (July
2014-February 2018); formerly Consultant,
Valley National Bancorp, Inc. and Valley
National Bank (January 2012-June 2012);
formerly President and COO (November
2006-April 2017) and CEO (April
2007-December 2011) of State Bancorp, Inc.
and State Bank; formerly Vice Chairman
(January 1997-April 2000) of North Fork Bank;
formerly President and Chief Executive Officer
(December 1984-December 1996) of North Side
Savings Bank; formerly President and Chief
Executive Officer (May 2000-June 2006) Atlantic
Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Director,
BankUnited, Inc. and BankUnited N.A. (NYSE:
BKU) (May 2012-April 2014); formerly Director
(April 2008-January 2012) of Federal Home Loan
Bank of New York; formerly Director (December
1996-May 2000) of North Fork Bancorporation,
Inc.; formerly Director (May 2000-April 2006) of
Atlantic Bank of New York; Director (November
2006-January 2012) of State Bancorp, Inc.
(NASDAQ: STBC) and State Bank of Long Island.
Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 63
Vice President of Prudential Annuities (since
May 2003); Senior Vice President of PGIM
Investments LLC (since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (since January 2004); Director of
Investment & Research Strategy (since February
1998); President of AST Investment Services,
Inc. (since March 2006).
	None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary
Chief Legal Officer (since September 2022) of the PGIM Private
Credit Fund; Chief Legal Officer (since July 2022) of the PGIM
Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice
President and Secretary of PGIM Investments LLC (since August
2020); Chief Legal Officer of Prudential Mutual Fund Services
LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC
(since August 2020); Vice President and Corporate Counsel
(since January 2005) of Prudential; and Corporate Counsel of AST
Investment Services, Inc. (since August 2020); formerly Vice
President and Assistant Secretary of PGIM Investments LLC
(2005-2020); formerly Associate at Sidley Austin Brown & Wood
LLP (1999-2004).
Since December 2005

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Andrew R. French 1962 Secretary
Vice President (since December 2018) of PGIM
Investments LLC; Secretary (since September 2022) of the PGIM
Private Credit Fund; Secretary (since March 2022) of the PGIM
Private Real Estate Fund, Inc.; formerly Vice President and
Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President
and Assistant Secretary (since January 2007) of PGIM
Investments LLC; Vice President and Assistant Secretary (since
January 2007) of Prudential Mutual Fund Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of
Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; Assistant Secretary (since
September 2022) of the PGIM Private Credit Fund; Assistant
Secretary (since March 2022) of the PGIM Private Real Estate
Fund, Inc.; formerly Director and Corporate Counsel (March
2014-September 2018) of Prudential.
Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary
Vice President and Assistant Secretary (since August 2020) of
PGIM Investments LLC; Director and Corporate Counsel (since
February 2017) of Prudential; Assistant Secretary (since
September 2022) of the PGIM Private Credit Fund; Assistant
Secretary (since March 2022) of the PGIM Private Real Estate
Fund, Inc.
Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of
Prudential; Assistant Secretary (since September 2022) of the
PGIM Private Credit Fund; Assistant Secretary (since March 2022)
of the PGIM Private Real Estate Fund, Inc; formerly Director and
Senior Counsel of Allianz Global Investors US Holdings LLC
(2010-2020) and Assistant Secretary of numerous funds in the
Allianz fund complex (2015-2020).
Since March 2021
Drew Donohue 1972 Chief Compliance Officer
Chief Compliance Officer (since May 2023) of the PGIM Funds,
Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc.,
PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield
Opportunities Fund, Advanced Series Trust, The Prudential Series
Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund,
PGIM Private Real Estate Fund, Inc.; Vice President, Chief
Compliance Officer (since September 2022) of PGIM Investments
LLC; Chief Compliance Officer (since October 2022) of AST
Investment Services, Inc.; formerly various senior compliance roles within Principal Global Investors, LLC., global asset
management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).
Since May 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance
Programs and Compliance Risk Management (since December
2021) of Prudential; formerly, Head of Fraud Risk Management
(October 2019-December 2021) at New York Life Insurance
Company; formerly, Head of Key Risk Area Operations (November
2018-October 2019), Director of the US Anti-Money Laundering
Compliance Unit (2009-2018) and Bank Loss Prevention
Associate (2006 -2009) at MetLife.
Since June 2022

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Christian J. Kelly 1975 Chief Financial Officer
Vice President, Global Head of Fund Administration of PGIM
Investments LLC (since November 2018); Chief Financial Officer
(since March 2023) of PGIM Investments mutual funds, closed
end funds and ETFs, Advanced Series Trust Portfolios, Prudential
Series Funds and Prudential Gibraltar Fund;  Chief Financial
Officer of PGIM Private Credit Fund (since September 2022);
Chief Financial Officer of PGIM Private Real Estate Fund (since
July 2022); formerly, Treasurer and Principal Financial Officer
(January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios,
Prudential Series Funds and Prudential Gibraltar Fund; formerly
Treasurer and Principal Financial Officer (March 2022 – July
2022) of the PGIM Real Estate Fund, Inc.; formerly Director of
Fund Administration of Lord Abbett & Co. LLC (2009-2018),
Treasurer and Principal Accounting Officer of the Lord Abbett
Family of Funds (2017-2018); Director of Accounting, Avenue
Capital Group (2008-2009); Senior Manager, Investment
Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer
Vice President (since 2017) within PGIM Investments Fund
Administration; Treasurer and Principal Accounting Officer of the
Advanced Series Trust, the Prudential Series Fund and the
Prudential Gibraltar Fund (since March 2023); Treasurer and
Principal Accounting Officer (since September 2022) of the PGIM
Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of
PGIM Investments mutual funds, closed end funds and ETFs
(since October 2019); formerly Director (2011-2017) within PGIM
Investments Fund Administration.
Since October 2019
Lana Lomuti 1967 Assistant Treasurer
Vice President (since 2007) within PGIM Investments Fund
Administration; formerly Assistant Treasurer (December
2007-February 2014) of The Greater China Fund, Inc.; formerly
Director (2005-2007) within PGIM Investments Fund
Administration.
Since April 2014
Russ Shupak 1973 Assistant Treasurer
Vice President (since 2017) within PGIM Investments Fund
Administration; Treasurer and Principal Accounting Officer of
PGIM Investments mutual funds, closed end funds and ETFs
(since March 2023); Treasurer and Principal Accounting Officer
(since July 2022) of the PGIM Private Real Estate Fund, Inc.;
Assistant Treasurer (since September 2022) of the PGIM Private
Credit Fund; formerly Assistant Treasurer (March 2022 – July
2022) of the PGIM Private Real Estate Fund, Inc.; Assistant
Treasurer of Advanced Series Trust Portfolios, Prudential Series
Funds and Prudential Gibraltar Fund (since October 2019);
formerly Director (2013-2017) within PGIM Investments Fund
Administration.
Since October 2019
Deborah Conway 1969 Assistant Treasurer
Vice President (since 2017) within PGIM Investments Fund
Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director (2007-2017) within PGIM Investments Fund
Administration.
Since October 2019
Robert W. McCormack 1973 Assistant Treasurer
Vice President (since 2019) within PGIM Investments Fund
Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director (2016-2019) within PGIM Investments Fund
Administration; formerly Vice President within Goldman, Sachs &
Co. Investment Management Controllers (2008- 2016), Assistant
Treasurer of Goldman Sachs Family of Funds (2015-2016).
Since March 2023

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Alina Srodecka, CPA 1966 Assistant Treasurer
Vice President of Tax at Prudential Financial, Inc. (Since August
2007); formerly Director of Tax at MetLife (January 2003 – May
2006); formerly Tax Manager at Deloitte & Touché (October 1997
– January 2003); formerly Staff Accountant at Marsh &
McLennan (May 1994 – May 1997).
Since June 2017
(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.
Explanatory Notes to Tables:
Timothy Cronin is an Interested Board Member because he is an officer of the Fund and an officer of the Manager.
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments, 655 Broad Street, 6th floor, Newark, New Jersey 07102.
There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or AST Investment Services, Inc. (ASTIS) that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as manager include The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the PGIM Funds, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, PGIM Private Real Estate Fund, Inc. and PGIM Private Credit Fund.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a Management Agreement with the Fund, the Investment Manager pays all compensation of Board Members, officers and employees of the Fund, other than the fees and expenses of Board Members who are not affiliated persons of the Investment Manager or any Subadviser (Independent Board Members). The Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Board Members who serve on Board Committees may receive additional compensation.
Independent Board Members may defer receipt of their compensation pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members' compensation daily which, in turn, accrues interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by the Investment Manager chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The Fund's obligation to make payments of deferred Board Members' compensation, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Board Members.
The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Independent Board Members for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* for Most Recent Calendar Year(1)
Compensation Received by Independent Board Members
Susan Davenport Austin	$1,510	None	None	$440,000 (3/78)**
Sherry S. Barrat	$1,510	None	None	$440,000 (3/78)**
Jessica M. Bibliowicz	$1,510	None	None	$440,000 (3/78)**
Kay Ryan Booth	$1,510	None	None	$440,000 (3/78)**
Stephen M. Chipman	$1,510	None	None	$440,000 (3/78)**
Robert F. Gunia	$1,510	None	None	$440,000 (3/78)**
Thomas M. O'Brien	$1,650	None	None	$565,000 (3/78)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence and having investment operations during 2022.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and /or ASTIS.
** Number of funds and portfolios represent those in existence as of December 31, 2022, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2022, but may commence operations after that date. No compensation is paid out from such funds/portfolios.

*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2022, amounted to $400,000 and $140,0000 for Messrs. Chipman and Gunia, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Fund—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Stephen M. Chipman (Chair)
Susan Davenport Austin
Robert F. Gunia
Thomas M. O’Brien (ex officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Fund’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Fund’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas M. O’Brien (ex officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz

Kay Ryan Booth
Stephen M. Chipman
Thomas M. O’Brien (ex officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Ms. Bibliowicz. Ms. Barrat and Ms. Booth serve as Vice Chairs of the IRRC. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Fund and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Fund performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PGIM Investments and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Fund performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Fund. The number of IRRC meetings held during the Fund’s most recently completed fiscal year is set forth in the table below.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF DIRECTORS. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of eight members, seven of whom are Independent Directors. Under normal circumstances, the Board meets at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Director. As Chair, this Independent Director leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Directors have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director's ability to perform his or her duties effectively may have been attained through a Director's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.
Susan Davenport Austin. Ms. Austin currently serves as Chief Financial Officer of Grace Church School. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies, private companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently an Advisory Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has more than 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.

Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Director of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Director of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.
Timothy S. Cronin. Mr. Cronin, an Interested Director of the Fund and other funds advised by the Investment Manager since 2009, served as Vice President of the Fund and other funds advised by the Investment Manager from 2009-2015, as President of the Fund and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Director's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the administrator to the Fund’s Liquidity Risk Management Program, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund, including pursuant to the Board-approved Liquidity Risk Management Program for the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates, or other service providers.
Selection of Director Nominees. The Governance Committee is responsible for considering Director nominees for Directors at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas M. O’Brien) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Fund, at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with the Board of Directors. Shareholders of the Fund can communicate directly with the Board by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
4	3	4	5
Share Ownership. Information relating to each Board Member's share ownership in the Fund, other funds that are overseen by the respective Board Member as well as any other funds that are managed by the Investment Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Board Member in All Registered Investment Companies in Fund Complex*
Board Member Share Ownership
Susan Davenport Austin	None	over $100,000
Sherry S. Barrat	None	over $100,000
Jessica M. Bibliowicz	None	over $100,000
Kay Ryan Booth	None	over $100,000
Stephen M. Chipman	None	over $100,000
Timothy S. Cronin	None	over $100,000
Robert F. Gunia	None	over $100,000
Thomas M. O'Brien	None	over $100,000
*Fund Complex includes the Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Funds, and any other funds that are managed by PGIM Investments and /or AST Investment Services, Inc. The above share ownership information relates to portfolios and other registered investment companies in the Fund Complex that were in existence during 2022.
None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

Investment Advisory & Other Services
Manager & Subadviser
The Investment Manager of the Fund is PGIM Investments, 655 Broad Street,6th floor, Newark, New Jersey 07102-4077. PGIM Investments serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See “Fund Management” in the Prospectus of the Fund. As of December 31, 2022, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and/or as administrator to closed-end investment companies, with aggregate assets of approximately $283.5 billion.
PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial.
Pursuant to a Management Agreement with the Fund (the Management Agreement), PGIM Investments, subject to the oversight of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments has hired a subadviser to provide investment advisory services to the Fund. PGIM Investments also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by The Bank of New York Mellon, the Fund's custodian (the Custodian). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses:
(a) the salaries and expenses of all personnel of the Fund and the Investment Manager, except the fees and expenses of Board Members who are not affiliated persons of the Investment Manager or the Fund's subadviser;
(b) all expenses incurred by the Investment Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and
(c) the costs, expenses and fees payable to the Subadviser, pursuant to a Subadvisory Agreement between PGIM Investments and the Subadviser (the Subadvisory Agreement).
Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Investment Manager; (b) the fees and expenses of Directors who are not affiliated with the Investment Manager or the Fund's Subadviser (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the cost of fidelity and directors and officers and errors and omissions insurance; (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (g) any distribution or service fees; (h) the fees and expenses of the Fund's custodian; and (i) the charges and expenses of legal counsel and the independent registered public accounting firm to the Fund.
The Fund pays a fee to PGIM Investments for the services performed and the facilities furnished by PGIM Investments computed daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets. The amounts paid by the Fund to PGIM Investments for investment management services for the three most recent fiscal years are set forth in the table below.
The Management Agreement provides that the Investment Manager shall not be liable to the Fund for any error of judgment by the Investment Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Manager or the Fund (by the Board or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

PGIM Investments has entered into a Subadvisory Agreement with Jennison. The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PGIM Investments compensated Jennison at the annual rate of 0.25% of the Fund's average daily net assets. The amounts paid by PGIM Investments to Jennison for subadvisory services during the three most recent fiscal years are set forth in the table below.
The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, or Jennison upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Management & Subadvisory Fees Paid
	2022	2021	2020
Management Fees Paid to PGIM Investments	$886,165	$1,274,211	$1,074,148
Subadvisory Fees Paid to Jennison	$402,818	$579,200	$488,304
SEC Order
SEC Manager-of-Managers Order. Pursuant to exemptive orders issued by the SEC, the Fund may hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before the Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Fund, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Fund serves as a funding medium), or, in the case of a new fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Fund’s shares to the public.
2. The prospectus for the Fund, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. The Fund (and any such feeder fund) will hold itself out to the public as employing the multi-manager structure described in the application. The prospectus will prominently disclose that PGIM Investments has the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. PGIM Investments will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to review and approval of the Board, PGIM Investments will (a) set the Fund’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of the Fund’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with the Fund’s investment objective, policies and restrictions. Subject to review by the Board, PGIM Investments will (a) when appropriate, allocate and reallocate the Fund’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. The Fund will not make any ineligible subadviser changes without the approval of the shareholders of the Fund, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. The Fund will inform shareholders, and if the Fund is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Board Members, and the selection and nomination of new or additional Independent Directors will be placed within the discretion of the then-existing Independent Board Members.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Board Members. The selection of such counsel will be within the discretion of the then-existing Independent Board Members.

8. PGIM Investments will provide the Board, no less frequently than quarterly, with information about the profitability of PGIM Investments with respect to the Fund. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, PGIM Investments will provide the Board with information showing the expected impact on the profitability of PGIM Investments.
10. Whenever a subadviser change is proposed for the Fund with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders, and if the Fund is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which PGIM Investments or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, the Fund, or a feeder fund that invests in the Fund that is a master fund, or director, manager or officer of PGIM Investments, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in PGIM Investments or any entity, other than a wholly-owned subadviser, that controls, is controlled by, or is under common control with PGIM Investments, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. The Fund and any feeder fund that invests in the Fund that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new subadvisory agreement or any amendment to the Fund’s existing investment management agreement or subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.
Other Service Providers
UNDERWRITER. Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of PIMS is 655 Broad Street, Newark, New Jersey 07102. The Fund does not pay any fee to PIMS.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 served as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2022, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.
SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL) serves as the securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and GSAL.
GSAL is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by the Fund for lending securities.
The table below sets forth, for the Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by the Fund resulting from lending securities.

Securities Lending Activities:
Gross Income from securities lending activities	$173,987
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(1,312)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(6,947)
Administrative fees not included in revenue split	$—
Indemnification fee not included in revenue split	$—
Rebate (paid to borrower)	$(152,722)
Other fees not included in revenue split (specify)	$—
Aggregate fees/compensation for securities lending activities	$(160,981)
Net Income from securities lending activities	$13,006

OTHER INFORMATION
Brokerage Allocation & Other Practices
The Fund has adopted a policy pursuant to which the Fund and its Investment Manager, subadviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Investment Manager, and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.
The Investment Manager is responsible for decisions to buy and sell securities, futures contracts, and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Manager” includes the investment subadviser. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Manager and/or subadviser (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Manager and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Fund, the Investment Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Manager's knowledge of the financial stability of the firms; the Investment Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Investment Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Investment Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Manager believes provide a benefit to the Fund and its other clients. The Investment Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Investment Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Investment Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of the Fund, including a majority of the non-interested Board Members, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Investment Manager and other investment advisory clients of the Investment Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years:
Brokerage Commissions Paid by the Fund
	2022	2021	2020
Total brokerage commissions paid by the Fund	$14,155	$16,000	$32,275
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	-	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	-	None
The table below shows the Fund’s portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund Name	2022	2021
Prudential’s Gibraltar Fund, Inc.	15%	18%
Code of Ethics
The Board of the Fund has approved Codes of Ethics for the Fund, Jennison, PGIM Investments, and PIMS. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.
Taxation of the Fund
The Fund intends to qualify under Subchapter M of the Code. In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax.
To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association (Ginnie Mae)) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.
As of December 31, 2022, the Fund had no capital loss carryforwards.
The Fund elected to treat post-October capital losses of approximately $5,000 as having been incurred in the following fiscal year (December 31, 2023).
Proxy Voting Policies & Recordkeeping Procedures
The Board has delegated to PGIM Investments, as the Fund’s Investment Manager, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Investment Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.
The Investment Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Investment Manager or its affiliates.
The Investment Manager delegates to the Fund's Subadviser the responsibility for voting proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Investment Manager expects that the Subadviser will notify the Investment Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Manager expects that the Subadviser will deliver to the Investment Manager, or its appointed vendor, information required for the filing of Form N-PX with the SEC.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet on the SEC's website at www.sec.gov. A summary of the proxy voting policy of the Subadviser to the Fund is set forth below:
JENNISON ASSOCIATES LLC PROXY VOTING POLICY AND PROCEDURES
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company's operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison's proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client's securities, by contacting the client service representative responsible for the client's account.
II.
Procedures
Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional's supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”), or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
◾
Jennison managing the pension plan of the issuer.
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Jennison or its affiliates have a material business relationship with the issuer.
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Jennison investment professionals who are related to a person who is senior management or a director at a public company.
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Jennison has a material investment in a security that the investment professional who is responsible for voting that security's proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client's account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
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Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

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Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
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Review all Guideline overrides.
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Review quarterly voting metrics and analysis published by the Proxy Team.
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Review accuracy of the application of Custom Guidelines.
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Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
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Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison's proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Disclosure of Portfolio Holdings
The Board of each fund in the PGIM mutual fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each fund (“portfolio holdings”), and to authorize certain arrangements to make available information about portfolio holdings.
Regulatory Filings. Portfolio holdings for each fund as of the second and fourth fiscal quarters are made public, as required by law, in each fund’s annual and semi-annual report. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website.
The Fund’s portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-PORT. The Fund files disclosure of its complete holdings on Form N-PORT each month, with every third month made available to the public by the SEC 60 days after the end of the Fund's first and third fiscal quarters.
In addition, the Fund may provide a full list of portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Fund may also release top ten holdings and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted on the Fund’s website approximately 15 days after the end of the month, unless noted otherwise herein.
Procedures for Release of Portfolio Holdings Information:
A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the fund(s).
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The request shall be forwarded to the Fund’s Chief Compliance Officer, or their delegate, for review and approval.
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A confidentiality agreement in the form approved by a Fund officer must be executed with the recipient of the portfolio holdings.
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A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to the PGIM Investments law department.
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Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Department to arrange the release of portfolio holdings.
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PGIM Investment’s Fund Administration Department shall arrange for the release of portfolio holdings information by the Fund’s custodian bank(s).

Set forth below are the authorized ongoing arrangements as of the date of this SAI:
1. Traditional External Recipients/Vendors
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Full holdings on a daily basis to the Fund’s proxy voting agents at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
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Full holdings on a daily basis to the Fund’s subadviser(s) (as identified in the Fund's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day;
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Full holdings on a daily basis to Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
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Full holdings to the Fund’s independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
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Full holdings to the Fund’s counsel on an as-needed basis;
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Full holdings to the Fund’s independent board members on an as-needed basis; and
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Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
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Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end;
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Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable.
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Full holdings on a daily basis to FactSet Research Systems, Inc. (analytical services/investment research providers) at the end of each day;
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Full holdings on a daily basis to Bloomberg BVAL, S&P Global, ICE, Refinitiv Lipper, and J.P. Morgan Pricing Direct (securities valuation service providers) at the end of each day;
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Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available;
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available;
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Full holdings to ICE/HedgeMark (liquidity calculations) on a daily basis;
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Full holdings to Hedgemark (VaR calculations) on a daily basis (for funds that are full derivatives users pursuant to Rule 18f-4 under the 1940 Act).
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PGIM Investments' Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
In no instance may the investment manager or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Directors of the Fund has approved PGIM Investments' Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
Control Persons & Principal Holders of Securities
As of April 1, 2023, all Fund shares are held by three separate accounts of Prudential. The address of each separate account is 751 Broad Street, Newark, New Jersey 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

Financial Statements
The Fund's financial statements for the fiscal year ended December 31, 2022, incorporated in this SAI by reference to the Fund's 2022 annual report to shareholders (File No. 811-01660), were derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available, at no charge, by request to the Fund by calling (800) 778-2255, or by writing to the Fund at 655 Broad Street, Newark, New Jersey 07102.

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